Commitments and Contingencies	6 Months Ended	12 Months Ended
	Jun. 30, 2012	Dec. 31, 2011
Commitments and Contingencies Disclosure [Abstract]
Commitments and Contingencies

13. COMMITMENTS AND CONTINGENCIES

Lease

The Company leases approximately 10,000 sq. ft located at 6401 Congress Ave., Suite 140, Boca Raton, FL 33487 from Catexor Limited Partnership for a gross rent of $14,260 plus sales tax per month. The term of the lease is 5 years and 6 months terminating July, 2017.

Kenneth Coviello retention bonus

Under the terms of the 2009 Recapitalization Agreement, certain accrued salaries totaling $70,643 were converted into a contingent retention bonus. Mr Coviello will receive 50% of this amount on his departure from the company on August 3, 2012, and the remainder after 60 days.

Contingent Vendor Settlement Provision

During the fourth quarter of 2011 the Company became aware of a matter with a distributor of NovaVision products in Germany relating to the distribution of products prior to the Company’s acquisition of NovaVision. The Company is in discussions with the vendor regarding the terms of a future commercial and settlement agreement, and provided an accrual during the year ended December 31, 2011 in the amount of €37,000, net ($48,810) representing the maximum settlement amount.

Potential German tax liability and connected professional fees

In June 2012 the Company’s German subsidiary received a preliminary assessment for Magdeburg City trade tax of approximately €75,000 (approximately $94,000). This assessment is for the 2010 fiscal year and relates to the Company’s acquisition of the assets of the former NovaVision, Inc. An initial assessment for corporate tax for the same period has been preliminarily reduced to zero. The Company has not accepted this trade tax assessment and is in discussion with the relevant tax authorities with a view to its reduction. To the extent that this assessment, a higher or a reduced amount, is ultimately confirmed by the tax authorities, the Company believes it has a very strong claim against certain professional advisors which would offset the liability in full. Accordingly, the Company has made no provision for this liability for the period ended June 30, 2012.

Related to the above tax situation, the Company has incurred advisory fees. The Company believes it also has a strong claim against certain professional advisors for a recovery of the full amount of the fees, however such recovery may be limited to a statutory minimum. Accordingly the Company has made a provision in the period ended June 30, 2012 for the excess over the statutory minimum, being €19,000 ($23,900).

11. COMMITMENTS AND CONTINGENCIES

Lease

The Company leases approximately 10,000 sq. ft located at 6401 Congress Ave., Suite 140, Boca Raton, FL 33487 from Catexor Limited Partnership for a gross rent of $14,260 plus sales tax per month. The term of the lease is 5 years and 6 months months terminating July, 2017.

Kenneth Coviello retention bonus

Under the terms of the 2009 Recapitalization Agreement, certain accrued salaries totaling $70,643 were converted into a contingent retention bonus payable either on the closing of a Company fundraising of more than $1.5 million or on the sale of the Company (or substantially all of its assets) at a value above $3 million. The Company and Mr. Coviello are in discussions with regard to this agreement and timing of payment, but the company has accrued for this in full during 2011.

Contingent Vendor Settlement Provision

During the fourth quarter of 2011 the Company became aware of a matter with a distributor of NovaVision products in Germany relating to the distribution of products prior to the Company’s acquisition of NovaVision. The Company is in discussions with the vendor regarding the terms of a future commercial and settlement agreement, and has provided an accrual in the amount of €37,000, net ($48,810) representing the maximum settlement amount.